Supplement to the
Fidelity Advisor® Telecommunications Fund
Institutional Class
April 29, 2015
Prospectus

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

ATLCI-15-01  June 1, 2015
1.845215.112